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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 25, 2001

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                       0-21366               41-1590621
(State of or other jurisdiction of       (Commission          (I.R.S. Employer
         incorporation)                  File Number)        Identification No.)


                       2905 Northwest Boulevard, Suite 20,
                            Plymouth, Minnesota                 55441
               (Address of principal executive offices)       (zip code)


       Registrant's telephone number, including area code: (763) 557-9005










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ITEM 5.  OTHER

On January 25, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing its fourth quarter and year end 2000 financial results. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TRICORD SYSTEMS, INC.


Dated:   January 25, 2001                   By /s/ Steven E. Opdahl
                                               ---------------------------------
                                               Steven E. Opdahl
                                               Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit    Item                                                 Method of Filing
-------    ----                                                 ----------------

99.1       Press Release dated January 25, 2001, announcing     Filed herewith
           fourth quarter and year end 2000 financial results   electronically